AMENDMENT AND WAIVER NO. 4 TO THE LOAN DOCUMENTS

               AMENDMENT AND WAIVER dated as of May 26, 1999 to (a) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, and Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, the "CREDIT AGREEMENT") among FCN Holding, Inc., a Delaware corporation ("FCN HOLDING"), International Family Entertainment, Inc., a Delaware corporation ("IFE"), Saban Entertainment, Inc., a Delaware corporation ("SABAN"), Fox Family Properties, Inc., a Delaware corporation ("FOX PROPERTIES"), Fox Family Management, LLC, a Delaware limited liability company ("FOX MANAGEMENT" and, together with FCN Holding, IFE, Saban and Fox Properties, the "BORROWERS"), Fox Kids Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") party to the Credit Agreement, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and Salomon Smith Barney Inc. (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein, (b) the Permitted Affiliate Subordinated Note dated October 28, 1997 issued by Fox Family Worldwide, Inc. (formerly known as Fox Kids Worldwide, Inc.), a Delaware corporation ("FOX KIDS"), to IFE (the "FOX KIDS SUBORDINATED NOTE"), (c) the Intercompany Notes each dated September 4, 1997 issued by a Reorganized Foreign Subsidiary (as hereinafter defined) to Saban or Saban International Services, Inc. (collectively, the "REORGANIZED FOREIGN SUBSIDIARIES INTERCOMPANY NOTES"), (d) the Fox Kids Guarantee dated as of October 28, 1997 (as amended by Letter Amendment No. 2 dated as of April 16, 1998 and Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, the "FOX KIDS GUARANTEE") made by Fox Kids in favor of the Secured Parties referred to therein, (e) the Pledge and Assignment Agreement dated as of October 28, 1997 (as amended by Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998 and as further amended, supplemented or otherwise modified through the date hereof, the "PLEDGE AND ASSIGNMENT AGREEMENT") made by Fox Kids, Holdings and each of the Subsidiaries of Holdings listed on the signature pages thereof as pledgors to and in favor of the Administrative Agent, and (f) the other Loan Documents. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

               (1) The Borrowers, Holdings and Fox Kids have requested that the Lenders agree to amend and otherwise modify the Credit Agreement and the other Loan Documents in order to:

               (a) permit Saban to reorganize its equity ownership of Saban Entertainment Germany GmbH ("SABAN GERMANY"), Saban Entertainment Italy SrL ("SABAN ITALY") and Saban Entertainment U.K. Limited ("SABAN U.K." and, together with Saban Germany and Saban Italy, the "REORGANIZED FOREIGN SUBSIDIARIES") so that each such Reorganized Foreign Subsidiary would become an indirect wholly owned Subsidiary of Saban International, N.V. and, in connection with such reorganization, to invest not more than $800,000 in the Reorganized Foreign Subsidiaries and either contribute or cancel the outstanding Reorganized Foreign Subsidiaries Intercompany Notes;

               (b) permit Fox Kids Europe Holdings, Inc. ("FKE HOLDINGS") to enter into a joint venture with an affiliate of The News Corporation Limited ("TNCL") in which FKE Holdings would contribute all of the outstanding Equity Interests in T.V. 10 B.V., a corporation organized under the laws of the Netherlands Antilles ("TV 10"), in exchange for a 50% ownership interest in the joint venture and such affiliate of TNCL would contribute at least $20,000,000 in exchange for a 50% ownership interest in the joint venture, which $20,000,000 would be immediately lent by the joint venture to Fox Kids on a subordinated basis and applied, through the repayment of a portion of the

        Fox Kids Subordinated Note, to the permanent reduction of the Term Commitments (and the corresponding prepayment of outstanding Term Advances); and

               (c) permit IFE to sell an aggregate of 80% of the outstanding Equity Interests in Asia Television Advertising, LLC ("ATA") to ATA in exchange for a promissory note issued by ATA in the initial principal amount of $300,000 and the release of IFE from its remaining obligations to make capital contributions to ATA.

The transactions described in clause (a) above are referred to herein as the "FOREIGN SUBSIDIARIES REORGANIZATION". The transactions described in clause (b) above are referred to herein as the "TV 10 TRANSACTIONS". The transactions described in clause (c) above are referred to herein as the "ASIAN TELEVISION TRANSACTIONS".

               (2) The Lenders have indicated their willingness to agree to amend the Credit Agreement and the other Loan Documents in order, among other things, to permit the amendments and modifications thereto described above in Preliminary Statement (1) on the terms and subject to the satisfaction of conditions set forth herein.

               SECTION 1. AMENDMENTS TO CERTAIN PROVISIONS OF THE CREDIT AGREEMENT IN CONNECTION WITH THE FOREIGN SUBSIDIARIES REORGANIZATION. The Credit Agreement is, upon the occurrence of the Foreign Subsidiaries Reorganization Effective Date (as hereinafter defined), hereby amended to read as follows:

               (a) The definition of "RELATED DOCUMENTS" set forth in Section
        1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the phrase "and the Foreign Subsidiaries Reorganization Documents".

               (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

                      "FOREIGN SUBSIDIARIES REORGANIZATION DOCUMENTS" means each of the instruments, agreements and documents (other than correspondence) setting forth the terms of the Foreign Subsidiaries Reorganization (as defined in Amendment No. 4 to the Loan Documents), in each case, as such instrument, agreement or document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

                      "SIBV" means Saban International, B.V., a corporation
               organized under the laws of the Netherlands and a wholly owned Subsidiary of Saban.

                      "SINV" means Saban International, N.V., a corporation
               organized under the laws of the Netherlands Antilles and a wholly owned Subsidiary of Saban

               (c) Section 5.02(e) of the Credit Agreement is hereby amended (i) by deleting the phrase "or (C)" in the third line of clause (v) thereof and by substituting therefor the new phrase ", (C)" and (ii) by adding the following new language at the end of clause (v) thereof:

               ", (D) Saban in SIBV comprised solely of all of the outstanding Equity Interests in Saban Entertainment Germany GmbH, Saban Entertainment Italy SrL and Saban Entertainment U.K. Limited and
               (E) Saban in SINV comprised solely of all of the outstanding Equity Interests in SIBV".

               (d) Section 5.02(g)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                      "Amend, modify or change in any manner any of the terms or conditions of any of the Surviving Indebtedness or any of the other Intercompany Notes, except as otherwise expressly permitted under the terms of the Loan Documents or, solely in the case of the Intercompany Notes, as, either individually or in the aggregate, could not adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the Administrative Agent or the Lenders in any manner".

               SECTION 2. AMENDMENTS TO CERTAIN PROVISIONS OF THE CREDIT AGREEMENT IN CONNECTION WITH THE TV 10 TRANSACTIONS. The Credit Agreement is, upon the occurrence of the TV 10 Transactions Effective Date (as hereinafter defined), hereby amended to read as follows:

               (a) The definition of "RELATED DOCUMENTS" set forth in Section
        1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the phrase "and the TV 10 Transactions Documents".

               (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

                      "TV 10 TRANSACTIONS DOCUMENTS" means (a) the Heads of
               Agreement dated January 8, 1999 between Fox TV 10 Holdings, Inc. and FKE Holdings, (b) the Security Agreement dated as of May 28, 1999 made by TV 10 Holdings in favor of FKE Holdings, (c) the Loan Agreement dated as of May 28, 1999 between Fox Kids and TV 10 Holdings, (d) the Irrevocable Payment Instructions dated May 28, 1999 made by TV 10 Holdings to Fox Kids, (e) the Subordinated Note dated May 28, 1999 issued by Fox Kids in favor of FKE Holdings, (f) the Subordinated Note dated May 28, 1999 issued by Fox Kids in favor of TV 10 Holdings, (g) the Assumption Agreement dated as of May 28, 1999 between FKE Holdings and TV 10 Holdings,
               (h) the Assumption Agreement dated as of May 28, 1999 between Fox Kids and FKE Holdings and (i) each of the other instruments, agreements or documents (other than correspondence) setting forth the terms of the TV 10 Transactions (as defined in Amendment No. 4 to the Loan Documents), in each case, as such Agreement, Note or other instrument, agreement or document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

                    "TV 10 HOLDINGS" means TV 10 Holdings LLC, a Delaware
               limited liability company.

                    "TV 10 TRANSACTIONS EFFECTIVE DATE" has the meaning
               specified therefor in Amendment No. 4 to the Loan Documents.

               (c) Section 4.01(ll) of the Credit Agreement is hereby amended by inserting after the phrase "on the Effective Date" in the second line thereof the new phrase "or on the TV 10 Transactions Effective Date, as the case may be,".

               (d) Section 5.02(e) of the Credit Agreement is hereby amended (i) by deleting the word "and" at the end of clause (xi) thereof, (ii) by deleting the punctuation "." at the end of clause (xii) thereof and by substituting therefor the new language "; and" and (iii) by adding the following new clause (xiii) thereto:

                      "(xiii)the Investment by FKE Holdings in TV 10 Holdings, a joint venture with an Affiliate of TNCL, of all of the outstanding Equity Interests in T.V. 10 B.V., a corporation organized under the laws of the Netherlands and a wholly owned Subsidiary of FKE Holdings, in exchange for 50% of each class of outstanding Equity Interests in TV 10 Holdings (on a fully diluted basis); PROVIDED, HOWEVER, that at or prior to the date of such Investment by FKE Holdings, such Affiliate of TNCL shall have invested at least $15,000,000 in cash in TV 10 Holdings, and shall have agreed to invest an additional $5,000,000 in cash in TV 10 Holdings upon execution and delivery of the documents described in subclause (B) of the immediately succeeding proviso, but in any event, no later than 90 days after the TV 10 Transactions Effective Date, in exchange for 50% of each class of outstanding Equity Interests in TV 10 Holdings (on a fully diluted basis); PROVIDED FURTHER, HOWEVER, that (A) all of the agreements, instruments and other documents evidencing or setting forth the terms and conditions of the formation of TV 10 Holdings, the governance arrangements therefor and the Obligations of any of the equityholders therein shall be in form and substance reasonably satisfactory to the Lenders, (B) any amendment, amendment and restatement, supplement or other modification to the TV 10 Transaction Documents or any of the other agreements, instruments or other documents described in subclause (A) above (1) shall be delivered to the Administrative Agent at least three Business Days prior to becoming effective and (2) shall be on terms and conditions that, both individually and in the aggregate, could not adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the Administrative Agent or the Lenders under or in respect of any of the Loan Documents, and (C) the aggregate cash contributions made to TV 10 Holdings by the equityholders therein shall be advanced on the date of receipt thereof by TV 10 Holdings to Fox Kids pursuant to a promissory note in the form of a Permitted Affiliate Subordinated Note and otherwise on terms and conditions satisfactory to the Lenders and, on the date of receipt thereof by Fox Kids, applied (through the repayment by Fox Kids of a portion of the subordinated note dated October 28, 1997 issued by Fox Kids to and in favor of IFE and, immediately thereafter, the application by IFE of the amount received from Fox Kids pursuant to such repayment) to reduce the Commitments in accordance with, and to the extent required under, Section 2.04(b)(iv) and to prepay the Advances outstanding at such time in accordance with, and to the extent required under, Section 2.05(b).".

               SECTION 3. AMENDMENTS TO CERTAIN PROVISIONS OF THE CREDIT AGREEMENT IN CONNECTION WITH THE ASIAN TELEVISION TRANSACTIONS. The Credit Agreement is, upon the occurrence of the Asian Television Transactions Effective Date (as hereinafter defined), hereby amended to read as follows:

               (a) The definition of "RELATED DOCUMENTS" set forth in Section
        1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the phrase "and the Asian Television Transactions Documents".

               (b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

                      "ASIAN TELEVISION TRANSACTIONS DOCUMENTS" means (a) the
               Agreement dated as of December 1, 1998 among IFE, Asia Television Advertising, L.L.C. and Asian Television & Communications International, LLC, (b) the Promissory Note dated as of December 1, 1998 issued by Asia Television Advertising, L.L.C. in favor of IFE in the principal amount of $300,000 and (c) each of the other instruments, agreements or documents (other than correspondence) setting forth the terms of the Asian Television Transactions (as defined in Amendment No. 4 to the Loan Documents), in each case, as such Agreement, Promissory Note or other instrument, agreement or document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

               (c) Section 5.02(d) of the Credit Agreement is hereby amended (i) by deleting the word "and" at the end of clause (ix) thereof, (ii) by deleting the punctuation "." at the end of clause (x) thereof and by substituting therefor the new language "; and" and (iii) by adding the following new clause (xi) thereto:

                      "(xii) IFE may transfer 80% of the outstanding Equity
               Interests in Asia Television Advertising, LLC to Asia Television Advertising, LLC in exchange for (A) a promissory note to be issued by Asia Television Advertising, LLC to IFE in an aggregate principal amount of at least $300,000 and (B) the release of IFE from all of its ongoing Obligations to Asia Television Advertising, LLC.".

               (d) Section 5.02(e) of the Credit Agreement is hereby amended by deleting the phrase "in accordance with clause (vii), (viii) or (ix) of
        Section 5.02(d)" in clause (viii) thereof and by substituting therefor the new phrase "in accordance with clause (vii), (viii), (ix) or (xii) of Section 5.02(d)".

               SECTION 4. AMENDMENTS TO CERTAIN PROVISIONS OF THE FOX KIDS GUARANTEE. (a) Section 6(aa) of the Fox Kids Guarantee is, upon the occurrence of the TV 10 Transactions Effective Date, hereby amended by inserting after the phrase "on the Effective Date" in the second line thereof the new phrase "or on the TV 10 Transactions Effective Date, as the case may be,".

               (b) Section 8(d)(iii) of the Fox Kids Guarantee is, upon the occurrence of the Foreign Subsidiaries Reorganization Effective Date, hereby amended by inserting at the end thereof the following new language:

               "or, solely in the case of the FBC Subordinated Notes Documents, the NAHI Subordinated Notes Documents or the Permitted Affiliate Subordinated Notes, as, either individually or in the aggregate, could not adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the Administrative Agent or the Lenders in any manner".

               SECTION 5. AMENDMENT OF THE FORM OF INTERCOMPANY NOTES. The Form of Intercompany Note attached to the Credit Agreement as Exhibit H-1 is, upon the occurrence of the Foreign Subsidiaries Reorganization Effective Date, hereby amended by amending and restating clause (c) of the second full paragraph on page 5 of the Form of Intercompany Note in its entirety to read as follows:

               "(c) Permit the terms of any of the Subordinated Indebtedness to be amended, waived, supplemented or otherwise modified in such manner as, either individually or in the aggregate with the "SUBORDINATED INDEBTEDNESS" under all other Intercompany Notes, could adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the

        Administrative Agent or the Lenders under or in respect of this Intercompany Note or any of the Loan Documents in any manner.".

               SECTION 6. AMENDMENT AND AFFIRMATION OF INTERCOMPANY NOTES. Each of the Borrowers hereby agrees that each outstanding Intercompany Note to which such Borrower is a party, whether as issuer or holder thereof, is amended in the same manner as set forth in Section 5 and hereby also agrees that each such Intercompany Note, as so amended, is hereby ratified and confirmed in all respects.

               SECTION 7. AMENDMENT OF THE PERMITTED AFFILIATE SUBORDINATED NOTES. The Form of Permitted Affiliate Subordinated Note attached to the Credit Agreement as Exhibit H-2 is, upon the occurrence of the Foreign Subsidiaries Reorganization Effective Date, hereby amended by amending and restating clause
(c) on page 6 of the Form of Permitted Affiliate Subordinated Note in its entirety to read as follows:

               "(c) Permit the terms of any of the Subordinated Indebtedness to be amended, waived, supplemented or otherwise modified in such manner as, either individually or in the aggregate with the "SUBORDINATED INDEBTEDNESS" under all other Permitted Affiliate Subordinated Notes, could adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the Senior Representative or any of the other Senior Creditors under this Subordinated Note, any of the Loan Documents, any of the Indentures or any of the other agreements, instruments or other documents evidencing or otherwise setting forth the terms of any of the Senior Indebtedness.".

               SECTION 8. CONSENT TO AMENDMENT OF OUTSTANDING PERMITTED AFFILIATE SUBORDINATED NOTES. The Required Lenders hereby consent to the amendment of any Permitted Affiliate Subordinated Note in any manner as, either individually or in the aggregate with the "SUBORDINATED INDEBTEDNESS" under all other Permitted Affiliate Subordinated Notes, could not adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the Administrative Agent or any of the Lenders under or in respect of such Permitted Affiliate Subordinated Note or any of the Loan Documents in any manner.

               SECTION 9. WAIVERS OF CERTAIN PROVISIONS OF AND CONSENTS UNDER THE CREDIT AGREEMENT AND THE PLEDGE AND ASSIGNMENT AGREEMENT. (a) Each of the Lenders and the Agents hereby agree, on and as of the Foreign Subsidiaries Reorganization Effective Date, but solely in connection with the consummation of the Foreign Subsidiaries Reorganization, to waive:

               (i) the provisions of Section 5.02(e)(xii)(3) of the Credit Agreement that a Responsible Officer of Saban certify that the requirements of such subclause (xii)(3) have been satisfied at the time of the Investments made in the Reorganized Foreign Subsidiaries as part of the Foreign Subsidiaries Reorganization (although all of the other requirements of Section 5.02(e)(xii)(3) of the Credit Agreement shall be complied with in accordance with its terms); and

               (ii) the requirements of Section 5.02(j) of the Credit Agreement applicable to (and the related provisions of Section 1(a)(ii) of the Pledge and Assignment Agreement applicable to the Equity Interests in) Saban International, B.V. directly owned by Saban prior to the consummation of the Foreign Subsidiaries Reorganization, so long as the Foreign Subsidiaries Reorganization is consummated within ten Business Days after the Foreign Subsidiaries Reorganization Effective Date.

In addition, each of the Lenders and the Agents hereby consent, on and as of the later of (A) the Foreign Subsidiaries Reorganization Effective Date and (B) the date of consummation of the Foreign Subsidiaries Reorganization, to the release of the lien and security interest of the Secured Parties in (1) the Equity Interests in the Reorganized Foreign Subsidiaries comprising part of the Collateral and (2) the

Reorganized Foreign Subsidiaries Intercompany Notes comprising part of the Collateral, in each case, in accordance with the terms of Section 23(a) of the Pledge and Assignment Agreement (and any similar provisions of any of the other Collateral Documents).

               (b) Each of the Lenders and the Agents hereby consent, on and as of the later of (i) the TV 10 Transactions Effective Date and (ii) the date of contribution of all of the Equity Interests in TV 10 to TV 10 Holdings as part of the TV 10 Transactions, to the release of the lien and security interest of the Secured Parties in the Equity Interests in TV 10 comprising part of the Collateral in accordance with the terms of Section 23(a) of the Pledge and Assignment Agreement (and any similar provisions of any of the other Collateral Documents).

               (c) Each of the Lenders and the Agents hereby agree, on and as of the TV 10 Transactions Effective Date, but solely in connection with the TV 10 Transactions, to waive the provisions of the Fox Kids Subordinated Note that prohibit or restrict the ability of Fox Kids to pay or otherwise satisfy its Obligations to IFE thereunder prior to the payment in full of the Senior Indebtedness (as defined therein).

               (d) Each of the Lenders and the Agents hereby consent, on and as of the later of (i) the Asian Television Transactions Effective Date and (ii) the date of the disposition of 80% of the outstanding Equity Interests in ATA by IFE as part of the Asian Television Transactions, to the release of the lien and security interest of the Secured Parties in the Equity Interests in ATA comprising part of the Collateral in accordance with the terms of Section 23(a) of the Pledge and Assignment Agreement (and any similar provisions of any of the other Collateral Documents).

               SECTION 10. CONDITIONS OF EFFECTIVENESS TO THIS AMENDMENT AND WAIVER. (a) Sections 2, 4(a) , 9(b) and 9(c) of this Amendment and Waiver shall become effective on the first date (the "TV 10 TRANSACTIONS EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

               (i) The Administrative Agent shall have received (A) counterparts of this Amendment and Waiver executed by the Borrowers, Fox Kids, Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver and (ii) the Consent attached hereto executed by each of the Loan Parties (other than Holdings, Fox Kids and the Borrowers).

               (ii) The Required Lenders shall be reasonably satisfied with any and all additions, or amendments, supplements or other modifications, to the documents, instruments and agreements setting forth the terms and conditions of the TV 10 Transactions from those documents, instruments and agreements delivered to the Lenders at least two Business Days prior to the date of this Amendment and Waiver. The outstanding Equity Interests in TV 10 transferred to TV 10 Holdings in connection with the TV 10 Transactions shall, at the time of such transfer, have a Fair Market Value, as set forth in an officer's certificate of FKE Holdings, of $40,000,000; PROVIDED, HOWEVER, that in determining such Fair Market Value, FKE shall not be required to comply with the provisos to the definition of "FAIR MARKET VALUE" set forth in Section 1.01 of the Credit Agreement. Fox Kids shall have received at least $15,000,000 in Net Cash Proceeds from TV 10 Holdings as a subordinated loan and shall have applied the Net Cash Proceeds from such subordinated loan to the permanent prepayment of the Fox Kids Subordinated Note and, immediately thereafter, IFE shall have applied the Net Cash Proceeds received from Fox Kids in satisfaction of a portion of the Fox Kids Subordinated Note to the reduction of the Term Commitments in accordance with Section 2.04 of the Credit Agreement, and to the corresponding prepayment of the Term Advances outstanding at such time in accordance with Section 2.05 of the Credit Agreement. FKE Holdings shall have taken all actions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the lien and security interest of the Administrative Agent, on behalf of the Secured Parties, in all of the Equity Interests in TV 10 Holdings owned or otherwise held by FKE Holdings, after giving effect to consummation of the TV 10 Transactions (including, without limitation, delivery to the Administrative Agent of any certificates or other documents evidencing such Equity Interests and execution of a substitute membership agreement).

               (iii) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the TV 10 Transaction or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Requirement of Law shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the TV 10 Transactions or any of the other transactions contemplated thereby. Each aspect of the TV 10 Transactions shall have been consummated or shall be consummated on or prior to the TV 10 Transactions Effective Date in compliance with all applicable Requirements of Law.

               (iv) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the TV 10 Transactions Effective Date, before and after giving effect to this Amendment and Waiver and the TV 10 Transactions, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the TV 10 Transactions Effective Date, in which case as of such specific date).

               (v) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver or the TV 10 Transactions, that constitutes a Default.

               (vi) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

               (b) Section 3 and Section 9(d) of this Amendment and Waiver shall become effective on the first date (the "ASIAN TELEVISION TRANSACTIONS EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

               (i) The Administrative Agent shall have received (A) counterparts of this Amendment and Waiver executed by the Borrowers, Fox Kids, Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver and (ii) the Consent attached hereto executed by each of the Loan Parties (other than Holdings, Fox Kids and the Borrowers).

               (ii) The Required Lenders shall be reasonably satisfied with any and all additions, or amendments, supplements or other modifications, to the documents, instruments and agreements setting forth the terms and conditions of the Asian Television Transactions from those documents, instruments and agreements delivered to the Lenders at least two Business Days prior to the date of this Amendment and Waiver. IFE shall have received a promissory note from ATA in an initial principal amount of at least $300,000 and shall have been released from all of its Obligations under and in respect of the documentation evidencing IFE's Investment in ATA.

               (iii) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the Asian Television Transactions or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Requirement of Law shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Asian Television Transactions or any of the other transactions contemplated thereby. Each aspect of the Asian Television Transactions shall have been consummated or shall be consummated on or prior to the Asian Television Transactions Effective Date in compliance with all applicable Requirements of Law.

               (iv) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the Asian Television Transactions Effective Date, before and after giving effect to this Amendment and Waiver and the Asian Television Transactions, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Asian Television Transactions Effective Date, in which case as of such specific date).

               (v) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver or the Asian Television Transactions, that constitutes a Default.

               (vi) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

               (c) Sections 1, 4(b), 5, 7 and 9(a) shall become effective on the first date (the "FOREIGN SUBSIDIARIES REORGANIZATION EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

               (i) The Administrative Agent shall have received (A) counterparts of this Amendment and Waiver executed by the Borrowers, Fox Kids, Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver and (ii) the Consent attached hereto executed by each of the Loan Parties (other than Holdings, Fox Kids and the Borrowers).

               (ii) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the Foreign Subsidiaries Reorganization or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Requirement of Law shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Foreign Subsidiaries Reorganization or any of the other transactions contemplated thereby. Each aspect of the Foreign Subsidiaries Reorganization shall have been consummated or shall be consummated on or prior to the Foreign Subsidiaries Reorganization Effective Date in compliance with all applicable Requirements of Law.

              (iii) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the Foreign

        Subsidiaries Reorganization Effective Date, before and after giving effect to this Amendment and Waiver and the Foreign Subsidiaries Reorganization Effective Date, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Foreign Subsidiaries Reorganization Effective Date, in which case as of such specific date).

               (iv) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver or the Foreign Subsidiaries Reorganization, that constitutes a Default.

               (v) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

               SECTION 11. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Foreign Subsidiaries Reorganization Effective Date, (i) each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver, (ii) each reference in the Fox Kids Subordinated Note to "THIS NOTE", "HEREUNDER", "HEREOF" or words of like import referring to the Fox Kids Subordinated Note, and each reference in each of the other Loan Documents to "THE PERMITTED AFFILIATE SUBORDINATED NOTES", "THEREUNDER", "THEREOF" or words of like import referring to the Fox Kids Subordinated Note, shall mean and be a reference to the Fox Kids Subordinated Note, as amended and otherwise modified by this Amendment and Waiver, and (iii) each reference in any of the Reorganized Foreign Subsidiaries Intercompany Notes to "THIS NOTE", "HEREUNDER", "HEREOF" or words of like import referring to such Reorganized Foreign Subsidiaries Intercompany Note, and each reference in each of the other Loan Documents to "THE INTERCOMPANY NOTES", "THEREUNDER", "THEREOF" or words of like import referring to any of the Reorganized Foreign Subsidiaries Intercompany Notes, shall mean and be a reference to such Reorganized Foreign Subsidiaries Intercompany Note, as amended and otherwise modified by this Amendment and Waiver.

               (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended, supplemented and otherwise modified by the amendments, supplements, waivers and affirmations specifically provided above in Sections 1 through 11, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, each of the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended and otherwise modified in accordance with this Amendment and Waiver.

               (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 12. COSTS AND EXPENSES. Each of the Borrowers hereby severally agrees to pay, upon demand, all of the reasonably and properly documented costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the instruments, agreements and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 9.05 of the Credit Agreement.

               SECTION 13. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

               SECTION 14. GOVERNING LAW. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                         THE LOAN PARTIES

                                         FCN HOLDING, INC.

                                         By     /S/  MEL WOODS
                                             -----------------------
                                              Name:  Mel Woods
                                              Title:


                                         INTERNATIONAL FAMILY
                                         ENTERTAINMENT, INC.

                                         By     /S/  MEL WOODS
                                              ----------------------
                                              Name:  Mel Woods
                                              Title:


                                         SABAN ENTERTAINMENT, INC.

                                         By     /S/  STAN GOLDEN
                                               ---------------------
                                               Name:  Stan Golden
                                               Title:


                                         FOX FAMILY MANAGEMENT LLC

                                         By:   Haim Saban, as its Manager

                                              /S/  HAIM SABAN
                                              -----------------------


                                         FOX FAMILY PROPERTIES, INC.

                                         By     /S/  MEL WOODS
                                              ----------------------
                                              Name:  Mel Woods
                                              Title:


                                         FOX FAMILY WORLDWIDE, INC.

                                         By     /S/  MEL WOODS
                                              ----------------------
                                              Name:  Mel Woods
                                              Title:


                                         FOX KIDS HOLDINGS, LLC

                                         By:  Fox Family Worldwide, Inc.
                                              as its Managing Member

                                         By     /S/  MEL WOODS
                                              ----------------------
                                              Name:  Mel Woods
                                              Title:

                                        THE AGENTS AND THE LENDERS


                                        CITICORP USA, INC., as Agent and as
                                        Lender

                                        By     /S/  R. PARR
                                               ------------------------
                                               Name:  R. Parr
                                               Title:  Managing Director


                                        CITICORP SECURITIES, INC., as Agent

                                        By     /S/  R. PARR
                                               ------------------------
                                               Name:  R. Parr
                                               Title:  Managing Director

                                         BANKBOSTON, N.A., as Agent and as
                                         Lender

                                         By     /S/  ROBERT MILORDI
                                               --------------------------
                                               Name:  Robert F. Milordi
                                               Title:  Managing Director

                                         THE CHASE MANHATTAN BANK, as
                                         Lender

                                         By
                                              ---------------------------
                                               Name:
                                               Title:


                                         CHASE SECURITIES, INC., as Agent

                                         By
                                              ---------------------------
                                               Name:
                                               Title:

                                          BANK OF AMERICA NT & SA, as Lender

                                          By     /S/  SEAN CASSIDY
                                               ---------------------------
                                               Name:  Sean W. Cassidy
                                               Title:  Vice President

                                          THE BANK OF NOVA SCOTIA, as Lender

                                        By
                                              ---------------------------
                                               Name:
                                               Title:

                                          FLEET BANK, N.A., as Lender

                                        By
                                              ---------------------------
                                               Name:
                                               Title:

                                          THE INDUSTRIAL BANK OF JAPAN
                                            LIMITED, LOS ANGELES AGENCY, as
                                            Lender

                                          By     /S/  STEVEN SAVOLDELLI
                                               ----------------------------
                                               Name:  Steven Savoldelli
                                               Title:  Vice President

                                          NATIONSBANK N.A., as Lender

                                          By     /S/  SEAN CASSIDY
                                               ----------------------------
                                               Name:  Sean W. Cassidy
                                               Title:  Vice President

                                          TORONTO-DOMINION (TEXAS), INC., as
                                             Lender

                                          By     /S/  LYNN CHASIN
                                               ----------------------------
                                               Name:  Lynn Chasin
                                               Title:  Vice President

                                          SOCIETE GENERALE, NEW YORK
                                             BRANCH, as Lender

                                          By     /S/  ELAINE KHALIL
                                               ----------------------------
                                               Name:  Elaine Khalil
                                               Title:  Vice President

                                          THE BANK OF NEW YORK, as Lender

                                          By     /S/  STEPHEN M. NETTLER
                                               -------------------------------
                                               Name:  Stephen M. Nettler
                                               Title:  Assistant Vice President

                                          BANQUE NATIONALE DE PARIS, as
                                            Lender

                                          By     /S/  MARLEY
                                               ---------------------------
                                               Name:
                                               Title: Vice President


                                          By     /S/  BRIAN M. FOSTER
                                               ---------------------------
                                               Name:  Brian M. Foster
                                               Title:  Vice President

                                          THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION, LOS ANGELES
                                             AGENCY, as Lender

                                        By
                                              ---------------------------
                                               Name:
                                               Title:

                                          THE SUMITOMO BANK, LIMITED, as
                                              Lender

                                        By
                                              ---------------------------
                                               Name:
                                               Title:

                                          CRESTAR BANK, as Lender

                                          By     /S/  LA TANYA B. MASON
                                               ------------------------------
                                               Name:  LaTanya B. Mason
                                               Title:  Assistant Vice President

                                          THE DAI-ICHI KANGYO BANK, LIMITED,
                                             as Lender

                                          By     /S/  THOMAS CHA
                                               ------------------------------
                                               Name:  Thomas Cha
                                               Title:  Account Officer

                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Lender

                                          By     /S/  DEIRDRE SHEEDY
                                               -----------------------------
                                               Name: Deirdre Sheedy
                                               Title:  Associate

                                          LONG TERM CREDIT BANK OF
                                             JAPAN, as Lender

                                          By     /S/  NOBORU AKAHANE
                                               ------------------------------
                                               Name:  Noboru Akahane
                                               Title:  Deputy General Manager

                                          FIRST HAWAIIAN BANK, as Lender

                                          By     /S/  TRAVIS RUETENIR
                                               -----------------------------
                                               Name:  Travis Ruetenir
                                               Title:  C.E.O.

                                          ISRAEL DISCOUNT BANK LIMITED, LOS
                                          ANGELES AGENCY, as Lender

                                          By     /S/  HIEU T. NGUYEN
                                               ------------------------------
                                               Name:  Hieu T. Nguyen
                                               Title:  Vice President

                                     CONSENT

               Reference is made to (a) Amendment and Waiver No. 4 dated as of May 26, 1999 (the "AMENDMENT AND WAIVER"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and Waiver and in the Credit Agreement referred to therein), (b) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, and the Amendment and Waiver, the "CREDIT AGREEMENT") among FCN Holding, Inc., International Family Entertainment, Inc., Saban Entertainment, Inc., Fox Family Properties, Inc. and Fox Family Management, LLC (collectively, the "BORROWERS"), Fox Kids Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") party to the Credit Agreement, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and Salomon Smith Barney Inc. (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein, and (c) the other Loan Documents referred to therein.

               Each of the undersigned, in its capacity as (a) a Guarantor under the Second Amended and Restated Subsidiaries Guarantee dated October 28, 1997 (the "SUBSIDIARIES GUARANTEE") in favor of the Secured Parties referred to therein and a Pledgor under the Pledge and Assignment Agreement and/or (b) a Pledgor under the Pledge and Assignment Agreement and/or under one or more of
(i) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./SABAN U.K. PLEDGE AGREEMENT") between Saban and the Administrative Agent, (ii) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./FKE PLEDGE Agreement"), among FKE Holdings, Fox Kids Network and the Administrative Agent, (iii) the Deeds of Pledge dated September 4, 1997 and June 24, 1998 (collectively, the "NETHERLANDS PLEDGE AGREEMENT"), among FKE Holdings, T.V. 10 and the Administrative Agent, (iv) the Amended and Restated Pledge Agreement of Shares dated September 4, 1997 (the "NETHERLANDS ANTILLES PLEDGE AGREEMENT"), among Saban, SINV and the Administrative Agent, (v) the Pledge Agreement dated September 4, 1997 (the "GERMAN PLEDGE AGREEMENT") among Saban and the Administrative Agent, (vi) the Deed of Pledge of Shares dated September 4, 1997 (the "FRENCH/FOX KIDS SARL PLEDGE AGREEMENT"), among FKE Holdings, Fox Kids Network, Fox Kids France SARL and the Administrative Agent, and (vii) the Deed of Pledge of Shares dated September 4, 1997 (together with the U.K./Saban U.K. Pledge Agreement, the U.K./FKE Pledge Agreement, the Netherlands Pledge Agreement, the Netherlands Antilles Pledge Agreement, the German Pledge Agreement and the French/Fox Kids SARL Pledge Agreement, the "FOREIGN SUBSIDIARY PLEDGE AGREEMENTS"), among Saban, Saban International Paris SARL and the Administrative Agent, hereby consents to the execution, delivery and performance of the Amendment and Waiver and agrees that:

               (A) each of the Subsidiaries Guarantee, the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on each of the TV 10 Transactions Effective Date, the Foreign Subsidiaries Reorganization Effective Date and the Asian Television Transactions Effective Date, except that, (1) on and after the TV 10 Transactions Effective Date, (I) each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by Section 2 of the Amendment and Waiver, and (II) each reference to "THE FOX KIDS GUARANTEE", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Fox Kids Guarantee shall mean and be a reference to the Fox Kids Guarantee, as amended and otherwise modified by Section 4(a) of the Amendment and Waiver, (2) on and after the Foreign Subsidiaries Reorganization Effective Date, (I) each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by Section 1 of the Amendment and Waiver, and (II) each reference to "THE FOX KIDS GUARANTEE", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Fox Kids Guarantee shall mean and be a reference to the Fox Kids Guarantee, as amended and otherwise modified by Section 4(b) of the Amendment and Waiver and (3) on and after the Asian Television Transactions

        Effective Date, each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by Section 3 of the Amendment and Waiver; and

               (B) as of each of the TV 10 Transactions Effective Date, the Foreign Subsidiaries Reorganization Effective Date and the Asian Television Transactions Effective Date, the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured
        Obligations.

               Each of the undersigned hereby agrees that, as of the Foreign Subsidiaries Reorganization Effective Date, each outstanding Intercompany Note to which such Person is a party, whether as issuer or holder thereof, is amended in the same manner as set forth in Section 5 of the Amendment and Waiver and hereby also agrees that each such Intercompany Note, as so amended, is hereby ratified and confirmed in all respects.

               This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

               Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.


                                   ANGEL GROVE PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   BUGBOY PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   CYBERPROD, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President

                                   FOX KIDS EUROPE HOLDINGS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   ERIK PRODUCTIONS

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   FOX KIDS (LATIN AMERICA), INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX KIDS EUROPE LIMITED

                                   By
                                       ------------------------------
                                       Name:
                                       Title:  Vice President

                                   FOX KIDS WORLDWIDE, L.L.C.

                                   By:  Fox Kids Holdings, LLC,
                                           as Managing Member

                                        By:  Fox Family Worldwide, Inc.,
                                              as Managing Member

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   IAN PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   INTERPROD, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   KIDS ROCK, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   LAUREL WAY PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   MMPR PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   FOX KIDS NETWORKS-EUROPE, INC.


                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   POCKET PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   SABAN DOMESTIC SERVICES, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   SABAN FOODS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   SABAN INTERNATIONAL SERVICES, INC.


                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   SABAN MERCHANDISING, INC.


                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President

                                   SABAN/SCHERICK PRODUCTIONS, INC.


                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   SANDSCAPE, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   TEEN DREAM PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   MELVILLE PRODUCTIONS, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:  Vice President


                                   FCNH SUB, INC.


                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX CHILDREN'S PRODUCTIONS, INC.


                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX CHILDREN'S NETWORK, INC.


                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   STORYMAKERS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX KID'S MUSIC, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX CHILDREN'S MUSIC, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   APOLLO PRODUCTIONS, INC.


                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   BLANKET SHOW PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   CAPE PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   COMPANY SIX, LTD.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   DITCHDIGGERS PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   EARTH PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FAMILY CHALLENGE PRODUCTIONS,
                                      INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FAMILY CHANNEL PICTURES, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FAMILY DEVELOPMENT CORP.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FAMILY GAME SHOWS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   GAME TV, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   GILMORE ACQUISITION CORP.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   GOOD NEWS PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   HOME PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   IFE CHINA, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   IFE DIRECT MARKETING, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   IFE JAKE ACQUISITION CORP.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   IFE LATIN AMERICA, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                  KIPPER PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   LYNNHAVEN ACQUISITION CORP.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MELODY TO MELODY, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MIMSEY MUSIC, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MOBILINK PARTNERS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MTM ACQUISITION COMPANY, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MTM CONSUMER PRODUCTS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MTM ENTERPRISES, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MTM ENTERTAINMENT, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MTM HOLDING COMPANY, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MTM MUSIC, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   MUSIC TO MUSIC, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   PRETENDER PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   QUEENS PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   SPARKS PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   TREASURE PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   UNITED STATES FAMILY
                                      ENTERTAINMENT, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   RED CHECK, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   PLAZA PICTURES, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   PAPER GARDENS, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   WEBSTER PARK, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   APRIL PARK, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                  FAMILY SATELLITE BROADCASTING SERVICES, INC.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   F.F.P. WEST, L.L.C.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FIRST PAPER, INC.


                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX FAMILY MUSIC, L.L.C.

                                   By     /S/  MEL WOODS
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX FAMILY MUSIC, INC.

                                   By     /S/  TONY HOWE
                                       ------------------------------
                                       Name:
                                       Title:


                                   FOX FAMILY POST PRODUCTION, INC.

                                   By     /S/  TONY HOWE
                                      -------------------------------
                                      Name:
                                      Title:  Vice President


                                   FOX FAMILY POST PRODUCTION, L.L.C.

                                   By:    Mel Woods, as its Manager

                                        /S/  MEL WOODS
                                       ------------------------------


                                   FOX FAMILY RECORDING ARTISTS, INC.

                                   By     /S/  MEL WOODS
                                      -------------------------------
                                      Name:
                                      Title:


                                   HOPSCOTCH PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                      --------------------------------
                                      Name:
                                      Title:


                                   MONUMENT PRODUCTIONS, INC.

                                   By     /S/  MEL WOODS
                                      ----------------------------------
                                      Name:
                                      Title: